                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


                  We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 19, 2001 relating to the financial statements and financial statement schedule of Cambrex Corporation, which appear in Cambrex Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.



/s/ PricewaterhouseCoopers LLP
Florham Park, New Jersey
March 19, 2001